SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 12, 1999

                             ISOLYSER COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
                 (State or Other Jurisdiction of Incorporation)

  0-24866                                                  58-1746149
File Number)                                (I.R.S. Employer Identification No.)

4320 International Boulevard, Norcross, Georgia                         30093
Address of Principal Executive Offices                                (Zip Code)

                                 (770) 806-9898
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 12, 1999, Isolyser Company, Inc. ("Isolyser") and its wholly owned subsidiary, MedSurg Industries, Inc. ("MedSurg"), sold to Allegiance Healthcare Corporation ("Allegiance") substantially all of their assets used primarily in the business (the "Business") of assembling, packaging, marketing and selling procedure kits and trays, and Isolyser granted to Allegiance a worldwide exclusive license (the "License") to Isolyser's proprietary technologies to make, use and sell products made from material (the "Material") which can be dissolved and disposed of through sanitary sewer systems for healthcare applications. Allegiance is not an "affiliate" of Isolyser within the meanings of the Securities Act of 1933, as amended. The purchase price payable for such assets and license consisted of approximately $31.3 million in cash, the assumption by Allegiance of certain liabilities of Isolyser and MedSurg relating to the Business, and Allegiance's agreement that Isolyser would be the sole supplier during the term of the License of Material to Allegiance which would at least include a certain minimum quantity of fabric to be purchased by Allegiance from Isolyser. The purchase price was negotiated at arms' length.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired:

               Not applicable.

          (b)  Pro Forma Financial Information:

                  The  following  unaudited  pro  forma  financial   information
included on pages PF-1 to PF-5 is filed as a part of this current report:

Item
----

Introduction .............................................................. PF-1

Unaudited Pro Forma Condensed
     Consolidated Balance Sheet
     as of June 30, 1999 .................................................. PF-2

Unaudited Pro Forma Condensed
     Consolidated Statement of Operations
     for the Year Ended December 31, 1998 ................................. PF-3

Unaudited Pro Forma Condensed
     Consolidated Statement of Operations
     for the Six Months Ended June 30, 1999 ............................... PF-4


          (c)  Exhibits:

               2.1* Asset  Purchase  Agreement  dated as of May 25, 1999,  among
                    Allegiance, Isolyser and MedSurg

               2.2* First Amendment to Asset Purchase Agreement dated as of July
                    12, 1999, among Allegiance, Isolyser and MedSurg

               2.3* Supply  and  License  Agreement  dated as of July 12,  1999, between Isolyser and Allegiance

               2.4* Contract Manufacturing  Agreement dated as of July 12, 1999, among Allegiance, Isolyser and MedSurg

               2.5* Escrow Agreement dated as of July 12, 1999 among Allegiance,
                    First National Bank of Chicago and Isolyser

               99.1*Press Release captioned  "Isolyser  Announces  Completion of
                    Its  Sale  of  MedSurg   Industries   and  License  of  OREX
                    Technology to Allegiance" dated July 13, 1999

-----------------------

 * Previously filed as a part of the Current Report on Form 8-K filed with the SEC on July 27, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.


                             ISOLYSER COMPANY, INC.



                             By: s/ Peter A. Schmitt
                                 Peter A. Schmitt, Executive Vice President
                                 and Chief Financial Officer

Dated:  September 13, 1999

         Pro Forma Unaudited Condensed Consolidated Financial Statements

     The following unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 1999 gives effect to the disposition by the Company of all of the capital stock of White Knight Healthcare, Inc. (the "White Knight Divestiture"), formerly a wholly-owned subsidiary of the Company, as if the White Knight Divestiture had occurred on June 30, 1999. The following unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 1998, and the six months ended June 30, 1999, give effect to the White Knight Divestiture and the divestiture of substantially all of the assets of the Company and its wholly-owned subsidiary, MedSurg Industries, Inc., used primarily in the business of manufacturing and selling custom procedure trays (collectively, the "Divestitures") as if such Divestitures had occurred on January 1, 1998. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998, includes the operating results of the Company's White Knight Industrial, SafeWaste, Arden, Abbeville, Charlotte and Struble & Moffit businesses only to their respective dates of divestiture by the Company during 1998. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company and the related notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and quarterly report on Form 10-Q for the period ended June 30, 1999 previously filed with the Securities and Exchange Commission. Certain prior period amounts set forth in the pro forma combined financial information has been adjusted for comparative purposes. The pro forma financial information is not necessarily indicative of the results that would have been reported had such divestitures occurred at the dates specified, nor is it necessarily indicative of future results.

                             ISOLYSER COMPANY, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1999
                                 (in thousands)

                                                                              Pro Forma
                                                                           Adjustments for
                      ASSETS                             Actual              Disposition              Pro Forma
                                                   --------------------   -------------------     -------------------

Current assets
     Cash and cash equivalents                              $    4,341           $   14,781   (1)         $   19,122
     Accounts receivable, net                                   14,613                3,150                   17,763
     Inventories, net                                           22,588                     -                  22,588
     Prepaid expenses and other assets                           1,506                     -                   1,506
     Net Assets held for sale                                   16,149                                             -
                                                   --------------------   -------------------     -------------------
           Total current assets                                 59,197                 1,782                  60,979
                                                   --------------------   -------------------     -------------------

Property, plant and equipment                                   21,319                     -                  21,319
     Less accumulated depreciation                             (12,457)                    -                 (12,457)
                                                   --------------------   -------------------     -------------------
           Property, plant, and equipment, net                   8,862                     -                   8,862
                                                   --------------------   -------------------     -------------------

Intangibles and other assets, net                               27,410                     -                  27,410
                                                   --------------------   -------------------     -------------------
                                                             $   95,469            $    1,782              $   97,251
                                                   ====================   ===================     ===================

       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
     Current installments of long term debt                 $      941             $       -               $     941
     Accounts payable                                            3,023                     -                   3,023
     Deferred licensing fee                                          -                10,500  (4)             10,500
     Bank overdraft                                                485                     -                     485
     Accrued expenses                                            3,584                 4,130  (5)              7,714
                                                   --------------------   -------------------     -------------------
           Total current liabilities                             8,033                14,630                  22,663
                                                   --------------------   -------------------     -------------------

Long term debt, excluding current installments                  17,134               (13,369) (6)              3,765
     Other liabilities                                               -                     -                       -
                                                   --------------------   -------------------     -------------------
           Total liabilities                                    25,167                 1,261                  26,428
                                                   --------------------   -------------------     -------------------

Shareholders' equity
     Common stock                                                   40                     -                      40
     Additional paid in capital                                204,359                     -                 204,359
     Accumulated Deficit                                      (133,363)                  521  (7)           (132,842)
     Cumulative translation adjustment                             (60)                    -                     (60)
     Unearned shares restricted to employee stock
     ownership plan                                               (240)                    -                    (240)
                                                   --------------------   -------------------     -------------------
                                                                70,736                   521                  71,257
Treasury shares, at cost                                          (434)                    -                    (434)
                                                   --------------------   -------------------     -------------------
     Total shareholders' equity                                 70,302                   521                  70,823
                                                   --------------------   -------------------     -------------------
                                                            $   95,469            $    1,782              $   97,251
                                                   ====================   ===================     ===================

See accompanying notes.

                             ISOLYSER COMPANY, INC.
            Unaudited Condensed Consolidated Statement of Operations
                      (in thousands, except per share data)

                                               ACTUAL               PRO FORMA                    PRO FORMA
                                             YEAR ENDED            ADJUSTMENTS FOR              YEAR ENDED
                                          DECEMBER 31, 1998        DISPOSITION     (8)       DECEMBER 31, 1998
                                      -------------------------   --------------------    -----------------------

Net sales                                     $        147,643       $         89,603                $    58,040
Cost of goods sold                                     109,936                 71,602                     38,334
                                      -------------------------   --------------------    -----------------------
    Gross profit                                        37,707                 18,001                     19,706

Operating expenses:
    Selling, general and
      administrative                                    40,507                 19,798                     20,709
    Research and development                             3,582                      -                      3,582
    Impairment loss                                      7,445                  1,400                      6,045
    Amortization of intangibles                          2,052                    773                      1,279
                                      -------------------------   --------------------    -----------------------
        Total operating expenses                        53,586                 21,971                     31,615
                                      -------------------------   --------------------    -----------------------
Loss from operations                                   (15,879)                (3,970)                   (11,909)
Interest income                                            274                     82                        192
Interest expense                                        (3,507)                (3,108)(9)                   (399)
Income from joint venture                                   11                      -                         11
                                      -------------------------   --------------------    -----------------------
Loss before income tax provision,
    and extraordinary item                             (19,101)                (6,996)                   (12,105)

Income tax provision                                       540                     49                        491
                                      -------------------------   --------------------    -----------------------

Loss before extraordinary item               $         (19,641)     $          (7,045)         $         (12,596)
                                      -------------------------   --------------------    -----------------------

EXTRAORDINARY ITEM Gain from                 $           1,404      $               -          $           1,404
extinguishment of debt, net of tax $0
                                      -------------------------   --------------------    -----------------------

Net loss                                     $         (18,237)     $          (7,045)         $         (11,192)
                                      -------------------------   --------------------    -----------------------

Other comprehensive income
    Foreign currency translation gain        $              29      $               -          $              29
                                      -------------------------   --------------------    -----------------------

Comprehensive loss                           $         (18,208)     $          (7,045)         $         (11,163)
                                      =========================   ====================    =======================

Net loss per common share- Basic and
  Diluted:
    Loss before extraordinary item           $           (0.49)     $           (0.18)         $           (0.32)
    Extraordinary item                                    0.03                      -                       0.03
                                      -------------------------   --------------------    -----------------------

       Net loss                              $           (0.46)     $           (0.18)         $           (0.28)
                                      =========================   ====================    =======================

Weighted average number of common
  shares outstanding- basic and
  diluted                                               39,655                 39,655                     39,655
                                      =========================   ====================    =======================

See accompanying notes.

                             ISOLYSER COMPANY, INC.
            Unaudited Condensed Consolidated Statement of Operations
                      (in thousands, except per share data)

                                                   ACTUAL             PRO FORMA                   PRO FORMA
                                              SIX MONTHS ENDED     ADJUSTMENTS FOR            SIX MONTHS ENDED
                                                JUNE 30, 1999        DISPOSITION      (8)       JUNE 30, 1999
                                            ---------------------- -------------------     ----------------------

Net sales                                          $       67,020       $      39,277                $    27,743
Cost of goods sold
                                                           43,223              30,999                     12,224
                                            ---------------------- -------------------     ----------------------
      Gross profit                                         23,797               8,278                     15,519

Operating expenses:
      Selling, general and administration                  18,133               7,607                     10,526
      Research and development                              1,043                   -                      1,043
      Impairment loss                                       1,590               1,590                          -
      Amortization of intangibles                             897                 297                        600
                                            ---------------------- -------------------     ----------------------
          Total operating expenses                         21,663               9,494                     12,169
                                            ---------------------- -------------------     ----------------------
Loss from operations                                        2,134              (1,216)                     3,350
Interest income                                                82                  42                         40
Interest expense                                           (1,212)             (1,171)(9)                    (41)
                                            ---------------------- -------------------     ----------------------
Income before income tax expense                            1,004              (2,345)                     3,349

Income tax provision                                          387                  13                        374
                                            ---------------------- -------------------     ----------------------

Net income                                          $         617      $       (2,358)                $    2,975
                                            ---------------------- -------------------     ----------------------

Other comprehensive income
      Foreign currency translation gain             $          15      $            -                 $       15
                                            ---------------------- -------------------     ----------------------

Comprehensive income                                $         632      $       (2,358)                $    2,990
                                            ====================== ===================     ======================

Net income per common share:

      Basic                                        $         0.02      $        (0.06)                $     0.07
                                            ====================== ===================     ======================

      Diluted                                      $         0.02      $        (0.06)                $     0.07
                                            ====================== ===================     ======================

Weighted average number of common shares outstanding

      Basic                                                40,040              40,040                     40,040
                                            ====================== ===================     ======================

      Diluted                                              40,555              40,555                     40,555
                                            ====================== ===================     ======================

See accompanying notes.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Excess cash available after repayment of outstanding borrowings under the Company's credit agreement.

2. To record the escrow receivable from the disposition of the net assets of MedSurg Industries, Inc.

3. To eliminate net assets of MedSurg Industries, Inc. acquired by Allegiance Healthcare Corporation.

4. To record the estimated deferred license revenue in connection with the disposition of MedSurg Industries, Inc. and a license and supply agreement entered into with Allegiance Healthcare Corporation.

5. To record restructuring and other charges associated with the disposition of MedSurg Industries, Inc. These charges include compensation and severance expenses of $3,080,000, state tax of $750,000 and other charges of $300,000. Such charges were not considered in the pro forma condensed income statements.

6.   Assumes a portion  of the net  proceeds  from the  disposition  of  MedSurg
     Industries, Inc. were used to repay outstanding borrowing under the Company's credit agreement.

7. Estimated gain from the disposition of MedSurg Industries, Inc. after taking into account restructuring and other charges as noted in 5. above.

8. To eliminate operating results of the disposed assets. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998, includes the operating results of the Company's White Knight Industrial, SafeWaste, Arden, Abbeville, Charlotte and Struble & Moffit businesses only to their respective dates of divestiture by the Company during 1998.

9. Reflects a reduction of interest expense as a result of the repayment of outstanding borrowings under the Company's credit agreement.